Joint Filer Information

NAME: DECISIONS INCORPORATED
----

ADDRESS:  c/o William D. Zabel, Esq.
-------
             Schulte Roth & Zabel LLP
             919 Third Avenue
             New York, New York 10022

DESIGNATED FILER: Jeffry M. Picower
----------------

ISSUER: ALARIS Medical Systems, Inc.
------

DATE OF EVENT REQUIRING STATEMENT: June 25, 2004
---------------------------------

SIGNATURE:  DECISIONS INCORPORATED
---------

               By: /s/ April C. Freilich
                   ------------------------
                   Name:  April C. Freilich
                   Title: President

                             Joint Filer Information

NAME: JD PARTNERSHIP, L.P.
----

ADDRESS:  c/o William D. Zabel, Esq.
-------
             Schulte Roth & Zabel LLP
             919 Third Avenue
             New York, New York 10022

DESIGNATED FILER: Jeffry M. Picower
----------------

ISSUER: ALARIS Medical Systems, Inc.
------

DATE OF EVENT REQUIRING STATEMENT: June 25, 2004
---------------------------------

SIGNATURE:  JD PARTNERSHIP, L.P.
---------

               By:  Decisions Incorporated,
               its General Partner

               By: /s/ April C. Freilich
                   --------------------------
                   Name:  April C. Freilich
                   Title: President

                             Joint Filer Information

NAME: JA SPECIAL PARTNERSHIP LIMITED
----

ADDRESS:  c/o William D. Zabel, Esq.
-------
             Schulte Roth & Zabel LLP
             919 Third Avenue
             New York, New York 10022

DESIGNATED FILER: Jeffry M. Picower
----------------

ISSUER: ALARIS Medical Systems, Inc.
------

DATE OF EVENT REQUIRING STATEMENT: June 25, 2004
---------------------------------

SIGNATURE:  JA SPECIAL PARTNERSHIP LIMITED
---------

               By:  Decisions Incorporated,
               its General Partner

               By: /s/ April C. Freilich
                   ---------------------------
                   Name:  April C. Freilich
                   Title: President